EXHIBIT 4.1



                        Specimen Common Share Certificate

CLASS A COMMON STOCK                                    CLASS A COMMON STOCK
NUMBER                                                                SHARES
KA-1282                                                             SPECIMEN

                                     KAHIKI

This Certifies that


                                    SPECIMEN

is the owner of

      FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, NO PAR VALUE, OF
                 KAHIKI FOODS, INC. FKA KAHIKI SUPPER CLUB, INC.

transferrable only in the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, KAHIKI SUPPER CLUB, INC. has caused Certificate to be executed by the facsimile signatures of its duly authorized officers.

Dated:

Secretary                                                             President

                               KAHIKI FOODS, INC.
                          FKA KAHIKI SUPPER CLUB, INC.

     THE CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF OTHER CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they are written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common UNIF TRANS MIN
     ACT-___________Custodian_______ TEN ENT- as tenants by the entireties
     (Cust) (Minor) JT TEN- as joint tenants with under Uniform Transfers to Minors right of survivorship and
                 not as tenants in common            Act____________________
                                                                         (State)

                      Additional abbreviations may also be used though not in the above list.

For Value received,____________           hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------

         ---------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
        ================================================================
        ----------------------------------------------------------------
                                                                          shares
of the common stock represented by the within Certificate, and do hereby irravocably constitute and appoint _____________________________
_________________________________Attorney to transfer the said stock on the books of the within Corporation with full power of substitution in premiss

Dated                X

                      X___________________________________
                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                   UPON THE FACE OF THE CERTIFICATE, IN EVERY
                        PARTICULAR, WITHOUT ALTERATION OR
                       ENLARGEMENT, OR ANY CHANGE WHATEVER


SIGNATURE GUARANTEED:__________________________________________
                            THE SIGNATURE SHOULD BE GUARANTEED BY AN
                            ELIGIBLE GUARANTOR INSTITUTION, BANKS,
                            STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
                            PURSUANT TO SEC RULE 17ACT-17